                                                                    Exhibit 25.1
 = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|
                           ---------------------------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                                   13-5160382
(State of incorporation                                    (I.R.S. employer
if not a U.S. national bank)                               identification no.)

One Wall Street, New York, N.Y.                            10286
(Address of principal executive offices)                   (Zip code)
                           ---------------------------

                        L-3 COMMUNICATIONS HOLDINGS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                   13-3937434
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)
                           ---------------------------

                         L-3 Communications Corporation
               (Exact name of obligor as specified in its charter)

Delaware                                                   13-3937436
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                                   Apcom, Inc.
               (Exact name of obligor as specified in its charter)

Maryland                                                   52-1291447
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                              Broadcast Sports Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                   52-1977327
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                              D.P. Associates Inc.
               (Exact name of obligor as specified in its charter)

Virginia                                                   54-1389520
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                              Electrodynamics, Inc.
              (Exact name of obligor as specified in its charter)

Arizona                                                    36-3140903
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                                 Henschel, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                   23-2554418
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                    Hygienetics Environmental Services, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                   13-3992505
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                        Intelligence Data Systems, Inc.
              (Exact name of obligor as specified in its charter)

Virginia                                                   54-1867272
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                           International Systems, LLC
              (Exact name of obligor as specified in its charter)

California                                                 33-0700074
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                       Interstate Electronics Corporation
              (Exact name of obligor as specified in its charter)

California                                                 95-1912832
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                          KDI Precision Products, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                   31-0740721
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                        L-3 Communications Aeromet, Inc.
              (Exact name of obligor as specified in its charter)

Oregon                                                     73-1291165
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                     L-3 Communications AIS GP Corporation
              (Exact name of obligor as specified in its charter)

Delaware                                                   13-4137187
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

           L-3 Communications Advanced Laser Systems Technology, Inc.
              (Exact name of obligor as specified in its charter)

Florida                                                    59-2808669
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                   L-3 Communications Avionics Systems, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                   38-1865601
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                     L-3 Communications Avysis Corporation
              (Exact name of obligor as specified in its charter)

Texas                                                      74-2616165
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                      L-3 Communications Aydin Corporation
              (Exact name of obligor as specified in its charter)

Delaware                                                   23-1686808
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                      L-3 Communications CE Holdings, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                   54-1098648
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

             L-3 Communications Cincinnati Electronics Corporation
              (Exact name of obligor as specified in its charter)

Ohio                                                       31-0826926
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                          L-3 Communications CSI, Inc.
              (Exact name of obligor as specified in its charter)

California                                                 77-0365380
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                         L-3 Communications EO/IR, Inc.
              (Exact name of obligor as specified in its charter)

Florida                                                    59-3316817
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                 L-3 Communications Electron Technologies, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                   91-2046609
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                         L-3 Communications ESSCO, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                   04-2281486
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                     L-3 Communications Flight Capital LLC
               Exact name of obligor as specified in its charter)

Delaware                                                   75-3089735
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

              L-3 Communications Flight International Aviation LLC
              (Exact name of obligor as specified in its charter)

Delaware                                                   02-0654591
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                  L-3 Communications Government Services, Inc.
              (Exact name of obligor as specified in its charter)

Virginia                                                   54-1349668
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                     L-3 Communications ILEX Systems, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                   13-3992952
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

            L-3 Communications InfraredVision Technology Corporation
              (Exact name of obligor as specified in its charter)

California                                                 77-0534649
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                   L-3 Communications Integrated Systems L.P.
              (Exact name of obligor as specified in its charter)

Delaware                                                   03-0391841
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                      L-3 Communications Investments Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                   51-0260723
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                   L-3 Communications Klein Associates, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                   02-0277515
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                     L-3 Communications MAS (US) Corporation
              (Exact name of obligor as specified in its charter)

Delaware                                                   55-0765280
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                     L-3 Communications Mobile-Vision, Inc.
              (Exact name of obligor as specified in its charter)

New Jersey                                                 22-2893537
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

            L-3 Communications Security and Detection Systems, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                   04-3054475
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                       L-3 Communications Sonoma EO, Inc.
              (Exact name of obligor as specified in its charter)

California                                                 68-0439616
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                      L-3 Communications Titan Corporation
              (Exact name of obligor as specified in its charter)

Delaware                                                   95-2588754
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

              L-3 Communications Vector International Aviation LLC
              (Exact name of obligor as specified in its charter)

Delaware                                                   42-1569647
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                    L-3 Communications Vertex Aerospace LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                   64-0941176
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                    L-3 Communications Westwood Corporation
              (Exact name of obligor as specified in its charter)

Nevada                                                     87-0430944
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                             Lincom Wireless, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                   95-4832760
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                          MCTI Acquisition Corporation
              (Exact name of obligor as specified in its charter)

Maryland                                                   13-4109777
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

               Microdyne Communications Technologies Incorporated
              (Exact name of obligor as specified in its charter)

Maryland                                                   59-3500774
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                             Microdyne Corporation
              (Exact name of obligor as specified in its charter)

Maryland                                                   52-0856493
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                       Microdyne Outsourcing Incorporated
              (Exact name of obligor as specified in its charter)

Maryland                                                   33-0797639
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                                   MPRI, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                   54-1439937
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                                  Pac Ord Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                   23-2523436
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                              Power Paragon, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                   33-0638510
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                              ProCom Services, Inc.
              (Exact name of obligor as specified in its charter)

California                                                 33-0427938
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                                 Shellco, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                   33-0931737
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                          SPD Electrical Systems, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                   23-2457758
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                              SPD Switchgear, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                   23-2510039
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                             SYColeman Corporation
              (Exact name of obligor as specified in its charter)

Florida                                                    59-2039476
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                             Titan Facilities, Inc.
              (Exact name of obligor as specified in its charter)

Virginia                                                   54-0918681
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                      Titan Scan Technologies Corporation
              (Exact name of obligor as specified in its charter)

Delaware                                                   33-0937905
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                          Troll Technology Corporation
              (Exact name of obligor as specified in its charter)

California                                                 95-4552257
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                              Wescam Air Ops Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                   52-2304424
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                               Wescam Air Ops LLC
              (Exact name of obligor as specified in its charter)

Delaware                                                   52-2295476
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                           Wescam Holdings (US) Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                   51-0376332
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                                   Wescam LLC
              (Exact name of obligor as specified in its charter)

Delaware                                                   91-2077866
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                                Wolf Coach, Inc.
              (Exact name of obligor as specified in its charter)

Massachusetts                                              04-2482502
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

600 Third Avenue
New York, New York                                         10016
(Address of principal executive offices)                   (Zip code)
                          ---------------------------

         3.00% Convertible Contingent Debt Securities (CODES) due 2035
                      (Title of the indenture securities)

 = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1. GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO
WHICH IT IS SUBJECT.

---------------------------------------------------------- --------------------------------------------

                       Name                                                Address
---------------------------------------------------------- --------------------------------------------

     Superintendent of Banks of the State of New York      One State Street, New York, N.Y.
                                                           10004-1417, and Albany, N.Y. 12223

     Federal Reserve Bank of New York                      33 Liberty Street, New York, N.Y.  10045

     Federal Deposit Insurance Corporation                 Washington, D.C.  20429

     New York Clearing House Association                   New York, New York   10005

     (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
     AFFILIATION.

         None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE
     INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE
     7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R.
     229.10(D).

     1.   A copy of the Organization Certificate of The Bank of New York
          (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to
          Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to
          Form T-1 filed with Registration Statement No. 33-29637 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195.)

     4.   A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195.)

     6.   The consent of the Trustee required by Section 321(b) of the Act.
          (Exhibit 6 to Form T-1 filed with Registration Statement No.
          333-106702.)

     7.   A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 11th day of November, 2005.

                                               THE BANK OF NEW YORK

                                               By:  /S/    VAN K. BROWN
                                                    ----------------------------
                                                    Name:  VAN K. BROWN
                                                    Title: VICE PRESIDENT

                                                                       EXHIBIT 7
--------------------------------------------------------------------------------
                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 2005, published in accordance with a call made by the Federal Reserve Bank of this
District pursuant to the provisions of the Federal Reserve Act.

ASSETS                                                     Dollar Amounts
                                                            In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..     $2,753,000
   Interest-bearing balances...........................      6,045,000
Securities:
   Held-to-maturity securities.........................      2,183,000
   Available-for-sale securities.......................     21,741,000
Federal funds sold and securities purchased under
   agreements to resell
   Federal funds sold in domestic offices..............      5,486,000
   Securities purchased under agreements to
   resell..............................................        192,000
Loans and lease financing receivables:
   Loans and leases held for sale......................              0
   Loans and leases, net of unearned
     income............................................     32,953,000
   LESS: Allowance for loan and
     lease losses......................................        558,000
   Loans and leases, net of unearned
     income and allowance..............................     32,395,000
Trading Assets.........................................      6,114,000
Premises and fixed assets (including capitalized
   leases).............................................        812,000
Other real estate owned................................              0
Investments in unconsolidated subsidiaries and
   associated companies................................        278,000
Customers' liability to this bank on acceptances
   outstanding.........................................         68,000
Intangible assets:
   Goodwill............................................      2,039,000
   Other intangible assets.............................        736,000
Other assets...........................................      5,237,000
                                                           -----------
Total assets...........................................    $86,079,000
                                                           ===========
LIABILITIES
Deposits:
   In domestic offices.................................    $38,768,000
   Noninterest-bearing.................................     18,417,000
   Interest-bearing....................................     20,351,000
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................     26,246,000
   Noninterest-bearing.................................        462,000
   Interest-bearing....................................     25,784,000
Federal funds purchased and securities sold under
     agreements to repurchase
   Federal funds purchased in domestic
     offices  .........................................      1,224,000
   Securities sold under agreements to
     repurchase........................................        126,000
Trading liabilities....................................      2,927,000
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases)...........................      1,245,000
Not applicable
Bank's liability on acceptances executed and
   outstanding.........................................         69,000
Subordinated notes and debentures......................      1,440,000
Other liabilities......................................      5,976,000
                                                           -----------
Total liabilities......................................    $78,021,000
                                                           ===========
Minority interest in consolidated
   subsidiaries........................................        139,000

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus.............................................              0
Common stock...........................................      1,135,000
Surplus (exclude all surplus related to preferred
   stock)..............................................      2,089,000
Retained earnings......................................      4,716,000
Accumulated other comprehensive income.................        -21,000
Other equity capital components........................              0
Total equity capital...................................      7,919,000
                                                           -----------
Total liabilities, minority interest, and equity
   capital.............................................    $86,079,000
                                                           ===========

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                           Thomas J. Mastro,
                                           Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                          --
Thomas A. Renyi             |
Gerald L. Hassell           |     Directors
Alan R. Griffith            |
                          --